SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENT
21.	SUBSEQUENT EVENT

In January 2016, the Group completed the transaction of strategic alliance with AccorHotels ("Accor"). Pursuant to the master purchase agreement, the Group acquired 100% equity interest of certain wholly-owned subsidiaries of Accor engaged in the business of owning, leasing franchising, operating and managing hotels under Accor brands in the midscale and economy market in the PRC, Taiwan and Mongolia, and the Group also takes a non-controlling stake of 29.3% and two board seats in a joint venture for Accor Luxury and Upscale hotel operating platform in Greater China. The Group  issued 24,895,543 ordinary shares, or 9.0% of the Group's outstanding shares after issuance, and granted to Accor a right to nominate a member of the Group's Board of  Directors.